UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 31, 2012
DEL TORO SILVER CORP.
(Exact name of registrant as specified in its charter)
Nevada	000-52499	98-0515290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Suite 320 North Carson Street, Carson City, Nevada		89701
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		775.782.3999
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On October 31, 2012, Del Toro Silver Corp. (the “Company”) issued an aggregate of 1,250,000 common shares of its capital stock pursuant to the terms of Consulting Agreements dated September 1, 2012 with Greg Painter, the Company's president, chief executive officer, secretary, treasurer and director and with Patrick Fagen, the Company's chief financial officer and director. The Company issued 750,000 common shares to Mr. Painter and 500,000 common shares to Mr. Fagen at a deemed value of $0.08 per share. All of these shares were issued pursuant to an exemption from registration requirements under Rule 506 of Regulation D of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TORO SILVER CORP.
/s/ Greg Painter
Greg Painter
President, Chief Executive Officer, Secretary, Treasurer and Director
Date:	October 31, 2012